Risk management, funding and liquidity risk and market risk - Funding for Lending Programme (Details) - Funding for Lending Programme (FLP) - NZD ($) $ in Millions	Nov. 11, 2020	Sep. 30, 2025	Sep. 30, 2024
Credit risk management
Term of lending facility	3 years
Percentage of initial allocation of eligible loans	4.00%
Percentage of conditional additional allocation	2.00%
Total percentage of initial allocation of eligible loans	6.00%
Remaining outstanding amount		$ 1,110	$ 2,981